OTHER RESERVES	12 Months Ended
Dec. 31, 2017
OTHER RESERVES.
OTHER RESERVES

22.  OTHER RESERVES

Other reserves mainly consist of the translation reserve and fair value reserve. The translation reserve consists of all foreign currency differences arising from the translation of the financial statements of foreign operations amounting to Rp272 billion and Rp296 billion as of December 31, 2016 and 2017, respectively. There were no reclassifications to profit or loss for the years ended December 31, 2015, 2016 and 2017.

The fair value reserve consists of the cumulative net change in the fair value of available-for-sale financial assets until the investments are derecognized or impaired amounting to Rp38 billion and Rp58 billion as of December 31, 2016 and 2017, respectively. There were no reclassifications to profit or loss for the years ended December 31, 2015 and 2016. The reclassification to profit or loss for the year ended December 31, 2017 is Rp9 billion.